[AMENDMENT TO GRANT AGREEMENT BETWEEN THE INDUSTRIAL DEVELOPMENT
           BOARD FOR NORTHERN IRELAND AND DDL ELECTRONICS LIMITED]



                         RESTRICTED COMMERCIAL     [ON LETTERHEAD OF THE
                                                   INDUSTRIAL
                                                   DEVELOPMENT BOARD FOR
                                                   NORTHERN IRELAND]

The Secretary                              The Secretary
DDL Electronics Limited                    DDL Electronics Inc
3 Annesborough Industrial Estate           2151 Anchor Court
CRAIGAVON                                  NEWBURY PARK
CO Armagh                                  California  91320
BT67  9JJ                                  United States of America


Our Ref:  Al 543/19/L001/0054              2 May 1996

Dear Sir

1.  The Department of Economic Development, (acting through the
Executive of the Industrial Development Board for Northern Ireland and hereinafter called "IDB") hereby amends the offer of financial assistance contained in IBD's letter to DDL Electronics Limited
(hereinafter called "the Company") dated 29 August 1989 as follows:-

   the wording "The Secretary, Data-Design Laboratories, Inc." 7925
   Centre Avenue, Cugamonga, CALIFORNIA 91730, United States of America" shall be deleted and the following substituted therefor;
      "The Secretary, DDL Electronics Inc, 2151 Anchor Court, NEWBURY PARK, California 91320, United States of America";

   wheresoever the wording "Data-Design Laboratories, Inc", appears throughout the letter and any of the annexes to the letter it shall be deleted and the wording "DDL Electronics Inc" substituted therefor:

   sub-paragraph 1(a) shall be deleted and the following substituted therefor:

   "(a) a grant not exceeding 861,650 pounds sterling of 30% of vouched and approved expenditure:

(i) by the Company in respect of the qualifying expenditure as set out in sub-paragraph 1(b) of Annex A ("the capital grant"); and/;or

(ii)     by a Lessor approved by the IDB on the purchase of new
                 machinery and equipment leased to the Company upon the terms and conditions of an agreement to the entered into between the company, the Lessor and the IDB, a specimen copy of which is attached hereto;";

   at line 1 of sub-paragraph 1(e) delete the figure "250,000 pounds sterling" and insert the figure "380,000 pounds sterling";

   two new sub-paragraphs shall be added to paragraph 1 as follows:

   "(f) an employment grant not exceeding 135,000 pounds sterling ("the fourth employment grant");

    (g) an employment grant not exceeding 300,000 pounds sterling ("the fifth employment grant").";

    paragraphs 8 and 9 shall be renumbered 10 and 11 respectively, the remaining paragraphs renumbered accordingly and new paragraphs 8 and 9 inserted as follows:

   "8.    THE FOURTH EMPLOYMENT GRANT:  The provisions of Annex F shall apply to the fourth Employment grant.;

   9. THE FIFTH EMPLOYMENT GRANT: The provisions of Annex G shall apply to the fifth employment grant.";

   at lines 5, 6, 7 and 8 of sub-paragraph 12(b) delete the dates "30 June 1991,", "31 December 1991,", "30 June 1992," and "31 December
   1992," and insert the dates "30 June 1993,", "31 December 1993,", "30 June 1994," and "31 December 1994," respectively;

   at line 3 of sub-paragraph 12(n) after the word "project" insert the following "for a period of 4 years commencing on the date of acceptance of this offer.";

   at lines 4 and 5 of sub-paragraph 13(a) delete the figures "10" and "13" respectively and insert the figures "12" and "15" respectively;

   at line 4 of sub-paragraph 13(b) delete the figure "10" and insert the figure "12";

   at line 5 of paragraph 14 delete the date "1 January 1995" and insert the date "1 January 1997";

   a new sub-paragraph shall be added to paragraph 15 as follows:

   "(g) an administration order is made in relation to the Company;";

   at line 7 of paragraph 15 delete the figure "12" and insert the figure "14";

   at line 3 of sub-paragraph 1(b) of Annex A delete the date "31
   December 1994" and insert the date "31 December 1996";

   at line 7 of sub-paragraph 1(b) of Annex A after the word "factory" insert the following " and on the purchase and installation of approved second-hand machinery and equipment installed at the factory provided that the purchase thereof shall be an arm's length transaction at a cost which shall not exceed the valuation of the machinery and equipment by an independent valuer approved by IDB, such valuation to be at the instigation and expense of the Company and to be undertaken prior to installation of the machinery and equipment at the factory.";

   at line 8 of paragraph 1 of Annex C delete the date "31 December 1991" and insert the date "31 December 1995";

   at line 8 of paragraph 1 of Annex D delete the date "31 December 1993" and insert the date "31 December 1995";

   at line 3 of paragraph 1 of Annex E delete the figure "3" and insert the figure "4".

   At line 5 of paragraph 1 of Annex E after the wording "borrowing facilities" insert the wording "and/or inter-company borrowing facilities";

   Paragraph 4 of Annex E shall be deleted;

   at line 5 of paragraph 5 of Annex E delete the figure "50,000 pounds sterling" and insert the figure "180,000 pounds sterling";

   "                                                ANNEX F

   THE FOURTH EMPLOYMENT GRANT

1. Grant Rate: The fourth employment grant shall be payable at the rate of 2,700 pounds sterling per worker for a maximum of 50 workers employed by the company at the factory and shall (a) as respects the 6 month period commencing on 1 January 1989 be payable on the average (as ascertained in accordance with paragraph 2 below) number of workers employed during any such period such additional number being calculated by reference to the previous highest 6 monthly average number of workers in respect of which the fourth employment grant has been paid.

2. Claims: Claims for payment of the fourth employment grant shall be in writing and shall be accompanied by a report prepared by the Company's auditors in the form required by the IDB reporting the average number of workers employed at the factory during the 6 month period to which such report relates.

3. Instalments: The fourth employment grant in respect of any 6 month period shall be payable (subject to paragraphs 4 and 5 below) by means of 2 instalments as follows provided always that the 135,000 pounds sterling of the fourth employment grant earned by the Company shall from the date the IDB authorises payment be offset against the Company's outstanding indebtedness to the IDB under the Leasing Agreement dated 1 January 1990 and Debenture dated 1 January 1990 between the Department of Economic Development and the Company:

  (a) the first instalment following acceptance by IDB of the claim in respect of the period to which it relates;

  (b) the second instalment (subject to paragraph 4 below) not less than 6 months after the end of the period to which the first instalment relates.

   4. Acceptance of a claim for payment: A claim shall be regarded subject to paragraph 5 below) as accepted for payment by the IDB for the purposes of paragraph 3 above at the time the IDB having carried out all such investigations it considers appropriate with respect to the claim and the Company having satisfied the IDB in respect of any matters arising in connection with the claim whether in relation to the documents referred to in paragraph 2 above or otherwise, is satisfied that payment in respect of the claim should be made.

   5. Power to withhold or reduce: the IDB shall be entitled to withhold or reduce payment of the second, third and fourth instalments referred to in paragraph 3 above if there has been any decrease in the average number of workers employed at the factory (by comparison with the average number for the period to which the claim relates) as respects the second instalment during the first 6 month period following the expiry of the period to which the claim relates.

   6. Retrospective adjustment: There shall be excluded from any computation of the average number of workers, any worker who either being on statutory maternity leave or not working by reason of sickness resigns without returning to work. The IDB shall be entitled to make retrospective adjustments in any amount of the fourth employment grant payable by the IDB or recoverable from the Company and/or DDL Electronics Inc in any case where it is not evident at the date of any such computation that any worker should be excluded therefrom.


                                                       ANNEX G

   THE FIFTH EMPLOYMENT GRANT

   1. Grant Rate: The fifth employment grant shall be payable at the rate of 6,122.45 pounds sterling per worker for a maximum of 49 workers over and above a base figure of 100 workers employed by the Company at the factory and shall (a) as respects the 6 month period commencing 1 July 1995 be payable on the average (as ascertained in accordance with paragraph 2 below) number of workers employed during such period over and above the base figure of 100 workers.

   2. Claims: Claims for payment of the fifth employment grant shall be in writing and shall be accompanied by a report prepared by the Company's auditors in the form required by the IDB reporting the average number of workers employed at the factory during the 6 month period to which such report relates.

   3. Instalments: The employment grant in respect of the 6 month 2period shall be payable (subject to acceptance of a claim in respect thereof by the IDB in accordance with paragraph 4 below) by means of 4 instalments as follows:

   (a) the first instalment following acceptance by the IDB of the claim in respect of the period to which it relates;

   (b) the second instalment (subject to paragraph 4 below) not less than 6 months after the end of the period to which the first instalment relates;

   (c) the third instalment (subject to paragraph 4 below) not less than 12 months after the end of the period to which the first instalment relates;

  (d) the fourth instalment (subject to paragraph 4 below) not less than 18 months after the end of the period to which the first instalment relates.

   4. Acceptance of a claim for payment: A claim shall be regarded (subject to paragraph 5 below) as accepted for payment by the IDB for the purposes of paragraph 3 above at the time the IDB having carried out all such investigations it considers appropriate with respect to the claim and the Company having satisfied the IDB in respect of any matters arising in connection with the claim whether in relation to the documents referred to in paragraph 2 above or otherwise, is satisfied that payment in respect of the claim should be made.

   5. Power to withhold or reduce: The IDB shall be entitled to withhold or reduce payment of the second, third and fourth instalments referred to in paragraph 3 above if there has been any decrease in the average number of workers employed at the factory (by comparison with the average number for the period to which the claim relates) as respects the second instalment during the first 6 month period following the expiry of the period to which the claim relates, as respects the third instalment during the second 6 month period following the expiry of the period to which the claim relates, as respects the fourth instalment during the third 6 month period following the expiry of the period to which the claim relates.

   6. Retrospective adjustment: There shall be excluded from any computation of the average number of workers, any worker who either being on statutory maternity leave or not working by reason of sickness resigns without returning to work. The IDB shall be entitled to make retrospective adjustments in any amount of the fifth employment grant payable by the IDB or recoverable from the Company and/or DDL Electronics Inc, in any case where it is not evident at the date of nay such computation that any worker should be excluded therefrom.".

   2. CONDITION PRECEDENT: It is a condition precedent to the payment of any further financial assistance under IDB's letter of offer dated 29 August 1989 as amended by this letter that the company shall procure that DDL Electronics Inc, shall provide IDB with an Opinion by Counsel on Counsel's headed paper, substantially in the terms of the draft comprised in the Appendix attached hereto.

   3. ACCEPTANCE: This letter is issued in triplicate. If you are prepared to accept the foregoing amendment, the Form of Acceptance should be completed on the counterpart of this letter in accordance with the Articles of Association of the Company, together with the form of Acceptance completed by DDL Electronics Inc and returned to IDB.

   4. AVAILABILITY: The foregoing amendment shall remain open for a period of one month from the date of this letter after which, if not accepted by the Company and DDL Electronics Inc, it shall be deemed to have been withdrawn.

   5. WITHDRAWAL: On acceptance of this letter IDB's letters dated 22 June 1992, 16 June 1993 and 24 August 1995 shall be deemed to have been withdrawn and cancelled.

Yours faithfully

 /s/  D. McKeown


FORM OF ACCEPTANCE

The foregoing amendment to IDB's letter dated 29 August 1989 is hereby accepted by DDL Electronics Limited.

The Common Seal of DDL Electronics Limited
was affixed hereto this 7th
day of May one thousand nine
hundred and ninety-six in the presence
of:-
     /s/ John Coyne - Director
   __________________________________

    /s/  Sean Ritchie - Secretary
   __________________________________

FORM OF ACCEPTANCE

The foregoing amendment to IDB's letter
dated 29 August 1989 is hereby accepted by DDL Electronics Inc this 1st day of June one thousand nine hundred and ninety-six in the presence of:-

    /s/  Gregory L. Horton - CEO
   __________________________________

   /s/  Richard K. Vitelle - Secretary
   ___________________________________

Duly authorised representatives of DDL Electronics Inc